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                                                                   EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Pioneer Natural Resources Company

We consent to the use of our reports incorporated herein by reference.


                                        KPMG PEAT MARWICK LLP

Midland, Texas
September 5, 1997